.------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 11, 1998


          CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of August 11, 1998, providing for the issuance of the CWABS, INC., Asset-Backed Certificates,
          Series 1998-2).

                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-37539                 95-4596514
----------------------------        ------------           -------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
    ---------------------                                     ----------
    (Address of Principal                                     (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          --------------

------------------------------------------------------------------------------

Item 5.   Other Events.
----      ------------

     Pooling and Servicing Agreement*

     Pooling and Servicing Agreement
     -------------------------------

     On August 11, 1998, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 11, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 1998-2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.









------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 21, 1998 and the Prospectus Supplement dated August 25, 1998, of CWABS, Inc., relating to its Asset- Backed Certificates, Series 1998-2.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
----      ------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of August 11, 1998, by and among the Company, CHL and the Trustee.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By:  /s/ David Walker
                                     -------------------------------
                                       David Walker
                                       Vice President



Dated:  March 17, 1999

                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page
-------                                                                   ----

     99.1.  Pooling and Servicing Agreement,
            dated as of August 11, 1998, by
            and among, the Company, CHL and
            the Trustee